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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                         Date of Report - May 22, 2002


                                SUN BANCORP, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


           2 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

     (a) On May 14, 2002, Sun Bancorp, Inc. (the "Company") dismissed Parente Randolph, PC ("Parente Randolph") as the Company's independent public accountant. The decision to dismiss Parente Randolph as the Company's independent public accountant was approved by the Company's Board of Directors following a recommendation submitted by the Audit Committee of the Company's Board of Directors.

     During each of the fiscal years ended December 31, 2000 and 2001 and the subsequent interim period through May 14, 2002, there were no disagreements between the Company and Parente Randolph on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Parente Randolph, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K occurring within the Company's two most recent fiscal years and the subsequent interim period through May 14, 2002.

     Parente Randolph's audit reports on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has provided Parente Randolph with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Parente Randolph provide its response letter, addressed to the United States Securities and Exchange Commission, stating whether it agrees with the statements may by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Attached as an exhibit to this Form 8-K is Parente Randolph's response in which they stated they are in agreement with the Company's statements included in this Form 8-K.

     (b) On May 14, 2002, the boards of directors of the Company approved a resolution, based upon the recommendations of its audit committee, to engage PriceWaterhouseCoopers LLP ("PriceWaterhouseCoopers") as the registrant's independent accountant for the examination of the Registrant's financial

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statements for the fiscal year ending December 31, 2002. During the last two fiscal years and the subsequent interim period, the Company did not consult PriceWaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

     PriceWaterhouseCoopers was furnished with a copy of this disclosure under
Item 304, and chose not to provide a letter addressed to the United States Securities and Exchange Commission containing any new information, clarification of the registrant's expression of its views, or the respects in which it does not agree with the statements made above.

Item 5.  Other Events.
         -------------

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)  Financial Statement of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              16   Letter from Parente Randolph, PC re: Change in
                   Certifying Accountant

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SUN BANCORP, INC.
                                                   (Registrant)


Dated:  May 22, 2002                            /s/ Robert J. McCormack
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Executive Officer
                                              (Principal Executive Officer)



Dated:  May 22, 2002                            /s/ Wilmer D. Leinbach
                                           -----------------------------------
                                                  Wilmer D. Leinbach
                                            Exec. VP & Chief Financial Officer
                                              (Principal Financial Officer)
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                                  EXHIBIT INDEX


EXHIBIT NO.    DOCUMENT DESCRIPTION

  16           Letter from Parente Randolph, PC re: Change in Certifying
               Accountant